SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported):  May 1, 1998
                                                           -------------



                           SPARTA SURGICAL CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                  1-11047                 22-2870438
   ---------------------------     ---------------        ------------------
  (State or other jurisdiction    (Commission File           (IRS Employer
      of incorporation)                Number)            Identification No.)



                              Bernal Corporate Park
                           7068 Koll Center Parkway,
                              Pleasanton, CA 94566
                -------------------------------------------------
                    (Address of principal executive offices)



        Registrant's telephone number, including area code (510) 417-8812
                                                            -------------

                                 Not Applicable
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5. OTHER EVENTS
        ------------

     On May 1, 1998, the Nasdaq Stock Market, Inc. notified the Registrant that the Registrant's securities would be delisted from the Nasdaq SmallCap Market effective with the close of business on May 1, 1998. Trading, if any, in the Registrant's securities will be conducted on the OTC Bulletin Board which is expected to substantially reduce the market for the Registrant's securities.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SPARTA SURGICAL CORPORATION
                                     (Registrant)



                                     By:  /s/  Thomas F. Reiner
                                         --------------------------------------
                                         Thomas F. Reiner, Chairman of
                                          the Board, President & CEO


Dated:  May 1, 1998